Financial Instruments - Summary of Balanced View of Liquidity and Financial Indebtedness (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2022 INR (₨)	Mar. 31, 2022 USD ($)	Mar. 31, 2021 INR (₨)	Mar. 31, 2020 INR (₨)
Disclosure of maturity analysis for financial assets held for managing liquidity risk [abstract]
Cash and cash equivalents	₨ 103,836	$ 1,369	₨ 169,793	₨ 144,499
Investments—Current	241,655		175,707
Loans, borrowings and bank overdrafts	(151,696)		(83,332)
Net cash position	₨ 193,795		₨ 262,168